                                                                    EXHIBIT 10.1

                        INTERNET CAPITAL GROUP, L.L.C.
                         1998 EQUITY COMPENSATION PLAN
                         -----------------------------


     The purpose of the Internet Capital Group, L.L.C. 1998 Equity Compensation Plan (the "Plan") is to provide (i) designated employees of Internet Capital Group, L.L.C. (the "Company") and its subsidiaries, (ii) certain advisors who perform services for the Company or its subsidiaries and (iii) non-employee members of the Board of Managers of the Company (the "Board") with the opportunity to receive grants of incentive stock options, nonqualified options, unit appreciation rights, restricted units and performance units. The Company believes that the Plan will encourage the participants to contribute materially to the growth of the Company, thereby benefiting the Company's members, and will align the economic interests of the participants with those of the members.

     1.   Administration
          --------------

          (a)  Committee.  The Plan shall be administered and interpreted by a
               ---------
committee appointed by the Board (the "Committee"). Prior to the Company becoming a "Reporting Company" as described in Section 23(b), the Board may exercise any power or authority of the Committee under the Plan and, in such case, references to the Committee hereunder, as they relate to Plan administration, shall be deemed to include the Board as a whole. After the Company becomes a Reporting Company, the Committee shall consist of two or more persons appointed by the Board, all of whom may be "outside directors" as defined under section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and related Treasury regulations and may be "non-employee directors" as defined under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

          (b)  Committee Authority.  The Committee shall have the sole authority
               -------------------
to (i) determine the individuals to whom grants shall be made under the Plan,
(ii) determine the type, size and terms of the grants to be made to each such individual, (iii) determine the time when the grants will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability, and (iv) deal with any other matters arising under the Plan.

          (c)  Committee Determinations. The Committee shall have full power and
               -----------------------
authority to administer and interpret the Plan, to make factual determinations, and to adopt or amend such rules, regulations, agreements and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion. The Committee's interpretations of the Plan and all determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in the Plan or in any awards granted hereunder. All powers of the Committee shall be executed in its sole discretion, in the best interest of the Company, not as a fiduciary, and in keeping with the objectives of the Plan, and need not be uniform as to similarly situated individuals.

     2.   Grants
          ------

     Awards under the Plan may consist of grants of (1) on or after the Company becomes a Reporting Company, incentive stock options as described in Section 5 ("Incentive Stock Options"), (2) Nonqualified Options as described in Section 5 ("Nonqualified Options") (Incentive Stock Options and Nonqualified Options are collectively referred to as "Options"), (3) restricted units as described in
Section 6 ("Restricted Units"), (4) unit appreciation rights as described in
Section 7 ("UARs"), and (5) performance units as described in Section 8 ("Performance Units") (hereinafter collectively referred to as "Grants"). All Grants shall be subject to the terms and conditions set forth herein and to such other terms and conditions consistent with this Plan as the Committee deems appropriate and as are specified in writing by the Committee to the individual in a grant instrument (the "Grant Instrument") or an amendment to the Grant Instrument. The Committee shall approve the form and provisions of each Grant Instrument. Grants under a particular Section of the Plan need not be uniform as among the grantees.

     3.   Units Subject to the Plan
          -------------------------

          (a)  Units Authorized.  For purposes of the Plan, a Unit means (i)
               ----------------
prior to the Company becoming a Reporting Company, one Membership Interest of the Company and (ii) on and after the Company becomes a Reporting Company, one or more units of equity interest in the Company as determined pursuant to
Section 3(b). Subject to the adjustment specified below, the aggregate number of Units of the Company that may be issued or transferred under the Plan is 10,000,000 Units. The maximum aggregate number of Units that shall be subject to Grants made under the Plan to any individual during any calendar year shall be 2,500,000 Units. The Units may be authorized but unissued Units or reacquired Units, including Units purchased by the Company on the open market for purposes of the Plan. If and to the extent Options or UARs granted under the Plan terminate, expire, or are canceled, forfeited, exchanged or surrendered without having been exercised, or if any Restricted Units or Performance Units are forfeited, the Units subject to such Grants shall again be available for purposes of the Plan.

          (b)  Adjustments.  If there is any change in the number or kind of
               -----------
Units outstanding (i) by reason of a dividend, spinoff, recapitalization, split or combination or exchange of Units, (ii) by reason of a merger, reorganization or consolidation in which the Company is the surviving corporation, (iii) by reason of a reclassification or change in par value, (iv) by reason of any other extraordinary or unusual event affecting the outstanding Units of the Company as a class without the Company's receipt of consideration, or (v) by reason of the Company being a Reporting Company, or if the value of outstanding Units is substantially reduced as a result of a spinoff or the Company's payment of an extraordinary dividend or distribution, the maximum number of Units available for Grants, the maximum number of Units that any individual participating in the Plan may be granted in any year, the number of Units covered by outstanding Grants, the kind of Units issued under the Plan, and the price per Unit or the applicable market value of such Grants shall be appropriately adjusted by the Committee to reflect any increase or decrease in the number of, or change in the kind or value of, issued Units to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under such Grants; provided,

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however, that any fractional Units resulting from such adjustment shall be eliminated. Any adjustments determined by the Committee shall be final, binding and conclusive.

     4.   Eligibility for Participation
          -----------------------------

          (a)  Eligible Persons.  All employees of the Company and its
               ----------------
subsidiaries ("Employees"), including Employees who are officers or members of the Board, and members of the Board who are not Employees ("Non-Employee Directors") shall be eligible to participate in the Plan. Advisors who perform services to the Company or any of its subsidiaries ("Key Advisors") shall be eligible to participate in the Plan if the Key Advisors render bona fide services and such services are not in connection with the offer or sale of securities in a capital-raising transaction.

          (b)  Selection of Grantees.  The Committee shall select the Employees,
               ---------------------
Non-Employee Directors and Key Advisors to receive Grants and shall determine the number of Units subject to a particular Grant in such manner as the Committee determines. Employees, Key Advisors and Non-Employee Directors who receive Grants under this Plan shall hereinafter be referred to as "Grantees."

     5.   Granting of Options
          -------------------

          (a)  Number of Units.  The Committee shall determine the number of
               ---------------
Units that will be subject to each Grant of Options to Employees, Non-Employee Directors and Key Advisors.

          (b)  Type of Option and Price.
               ------------------------

               (i) On or after the Company becomes a Reporting Company, the Committee may grant Incentive Stock Options that are intended to qualify as "incentive stock options" within the meaning of section 422 of the Code or Nonqualified Options that are not intended so to qualify or any combination of Incentive Stock Options and Nonqualified Options, all in accordance with the terms and conditions set forth herein. Incentive Stock Options may be granted only to Employees. Nonqualified Options may be granted to Employees, Non-Employee Directors and Key Advisors.

               (ii) The purchase price (the "Exercise Price") of Units subject to an Option shall be determined by the Committee and may be equal to, greater than, or less than the Fair Market Value (as defined below) of a Unit on the date the Option is granted; provided, however, that (x) the Exercise Price of an Incentive Stock Option shall be equal to, or greater than, the Fair Market Value of a Unit on the date the Incentive Stock Option is granted and (y) an Incentive Stock Option may not be granted to an Employee who, at the time of grant, owns Units possessing more than 10 percent of the total combined voting power of all Units and other classes of stock of the Company or any parent or subsidiary of the Company, unless the Exercise Price per Unit is not less than 110% of the Fair Market Value of a Unit on the date of grant.

               (iii) If the Units are publicly traded, then the Fair Market Value per Unit shall be determined as follows: (x) if the principal trading market for the Units is a national securities exchange or the Nasdaq National Market, the last reported sale price thereof on the relevant date or (if there were no trades on that date) the latest preceding date upon which a sale was reported, or (y) if the Units are not principally traded on such exchange or market, the mean between the last reported "bid" and "asked" prices of a Unit on the relevant date, as reported on Nasdaq or, if not so reported, as reported by the National Daily Quotation Bureau, Inc. or as reported in a customary financial reporting service, as applicable and as the Committee determines. If the Units are not publicly traded or, if publicly traded, are not subject to reported transactions or "bid" or "asked" quotations as set forth above, the Fair Market Value per Unit shall be as determined by the Committee.

          (c)  Option Term.  The Committee shall determine the term of each
               -----------
Option. The term of any Option shall not exceed ten years from the date of grant. However, an Incentive Stock Option that is granted to an Employee who, at the time of grant, owns Units possessing more than 10 percent of the total combined voting power of all Units and other classes of stock of the Company, or any parent or subsidiary of the Company, may not have a term that exceeds five years from the date of grant.

          (d)  Exercisability of Options.
               -------------------------

               (i) Options shall become exercisable in accordance with such terms and conditions, consistent with the Plan, as may be determined by the Committee and specified in the Grant Instrument or an amendment to the Grant Instrument. The Committee may accelerate the exercisability of any or all outstanding Options at any time for any reason.

               (ii) Notwithstanding the foregoing, the Option may, but need not, include a provision whereby the Grantee may elect at any time while an Employee, Non-Employee Director or Key Advisor to exercise the Option as to any part or all of the Units subject to the Option prior to the full vesting of the Option. Any unvested Units so purchased shall be subject to a repurchase right in favor of the Company, with the repurchase price to be equal to the lesser of
(x) the original purchase price or (y) the Fair Market Value of the Units, or to any other restriction the Committee determines to be appropriate.

          (e)  Termination of Employment, Disability or Death.
               ----------------------------------------------

               (i) Except as provided below, an Option may only be exercised while the Grantee is employed by the Company as an Employee, Key Advisor or member of the Board. In the event that a Grantee ceases to be employed by the Company for any reason other than "disability," death or "termination for cause," any Option which is otherwise exercisable by the Grantee shall terminate unless exercised within 90 days after the date on which the Grantee ceases to be employed by the Company (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Any of the

Grantee's Options that are not otherwise exercisable as of the date on which the Grantee ceases to be employed by the Company shall terminate as of such date.

               (ii) In the event the Grantee ceases to be employed by the Company on account of a "termination for cause" by the Company, any Option held by the Grantee shall terminate as of the date the Grantee ceases to be employed by the Company.

               (iii) In the event the Grantee ceases to be employed by the Company because the Grantee is "disabled," any Option which is otherwise exercisable by the Grantee shall terminate unless exercised within one year after the date on which the Grantee ceases to be employed by the Company (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Any of the Grantee's Options which are not otherwise exercisable as of the date on which the Grantee ceases to be employed by the Company shall terminate as of such date.

               (iv) If the Grantee dies while employed by the Company or within 90 days after the date on which the Grantee ceases to be employed on account of a termination of employment specified in Section 5(e)(i) above (or within such other period of time as may be specified by the Committee), any Option that is otherwise exercisable by the Grantee shall terminate unless exercised within one year after the date on which the Grantee ceases to be employed by the Company (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Any of the Grantee's Options that are not otherwise exercisable as of the date on which the Grantee ceases to be employed by the Company shall terminate as of such date.

               (v)    For purposes of Sections 5(e), 6, 7, 8 and 13:

               (A) "Company," when used in the phrase "employed by the Company," shall mean the Company and its parent and subsidiary corporations.

               (B) "Employed by the Company" shall mean employment or service as an Employee, Key Advisor or member of the Board (so that, for purposes of exercising Options and UARs and satisfying conditions with respect to Restricted Units and Performance Units, a Grantee shall not be considered to have terminated employment or service until the Grantee ceases to be an Employee, Key Advisor and member of the Board), unless the Committee determines otherwise.

               (C) "Disability" shall mean a Grantee's becoming disabled within the meaning of section 22(e)(3) of the Code.

               (D) "Termination for cause" shall mean, except to the extent specified otherwise by the Committee, a finding by the Committee that (1) the Grantee has breached his or her employment, service, noncompetition, nonsolicitation or other similar contract with the Company or its parent and subsidiary corporations, (2) has been engaged in disloyalty to the Company or its parent and subsidiary corporations, including, without limitation, fraud, embezzlement, theft, commission of a felony or dishonesty in the course of his or her employment or service, (3) has disclosed trade secrets or confidential information of the Company or its parents and subsidiary corporations to persons not entitled to receive such information or (4) has entered into competition with the Company or its parent or Subsidiary Corporations. Notwithstanding the foregoing, if the Grantee has an employment agreement with the Company defining "termination for cause," then such definition shall supersede the foregoing definition.

               (vi) In the event a Grantee's employment is terminated for cause, in addition to the immediate termination of all Grants, the Grantee shall automatically forfeit all Units underlying any exercised portion of an Option for which the Company has not yet delivered the certificates, upon refund by the Company of the Exercise Price paid by the Grantee for such Units.

          (f)  Exercise of Options.  A Grantee may exercise an Option that has
               -------------------
become exercisable, in whole or in part, by delivering a notice of exercise to the Company with payment of the Exercise Price. The Grantee shall pay the Exercise Price for an Option as specified by the Committee (x) in cash, (y) by delivering Units owned by the Grantee for the period necessary to avoid a charge to the Company's earnings for financial reporting purposes (including Units acquired in connection with the exercise of an Option, subject to such restrictions as the Committee deems appropriate) and having a Fair Market Value on the date of exercise equal to the Exercise Price, or (z) by such other method as the Committee may approve, including, after the Company becomes a Reporting Company, payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board; provided, that, for purpose of assisting an Optionee to exercise an Option, the Company may make loans to the Optionee or guarantee loans made by third parties to the Optionee, on such terms and conditions as the Committee may authorize. Units used to exercise an Option shall have been held by the Grantee for the requisite period of time to avoid adverse accounting consequences to the Company with respect to the Option. The Grantee shall pay the Exercise Price and the amount of any withholding tax due (pursuant to Section 10) at the time of exercise.

          (g)  Limits on Incentive Stock Options.  Each Incentive Stock Option
               ---------------------------------
shall provide that, if the aggregate Fair Market Value of the Units on the date of the grant with respect to which Incentive Stock Options are exercisable for the first time by a Grantee during any calendar year, under the Plan or any other equity compensation plan of the Company or a parent or subsidiary, exceeds $100,000, then the option, as to the excess, shall be treated as a Nonqualified Option. An Incentive Stock Option shall not be granted to any person who is not an Employee of the Company or a parent or subsidiary (within the meaning of section 424(f) of the Code).

     6.   Restricted Unit Grants
          ----------------------

     The Committee may issue or transfer Units to an Employee, Non-Employee Director or Key Advisor under a Grant of Restricted Units, upon such terms as the Committee deems appropriate. The following provisions are applicable to Restricted Units:

          (a)  General Requirements.  Units issued or transferred pursuant to
               --------------------
Restricted Unit Grants may be issued or transferred for consideration or for no consideration, as determined by the Committee. The Committee may establish conditions under which restrictions on Restricted Units shall lapse over a period of time or according to such other criteria as the Committee deems appropriate. The period of time during which the Restricted Units will remain subject to restrictions will be designated in the Grant Instrument as the "Restriction Period."

          (b)  Number of Units.  The Committee shall determine the number of
               ---------------
Restricted Units to be issued or transferred and the restrictions applicable to such Grant.

          (c)  Requirement of Employment.  If the Grantee ceases to be employed
               -------------------------
by the Company (as defined in Section 5(e)(v)(B)) during a period designated in the Grant Instrument as the Restriction Period, or if other specified conditions are not met, the Restricted Unit Grant shall terminate as to all Units covered by the Grant as to which the restrictions have not lapsed, and those Units must be immediately returned to the Company. The Committee may, however, provide for complete or partial exceptions to this requirement as it deems appropriate.

          (d)  Restrictions on Transfer and Legend on Certificate.  During the
               --------------------------------------------------
Restriction Period, a Grantee may not sell, assign, transfer, pledge or otherwise dispose of the Restricted Units except as permitted under Section 11. Each certificate for Restricted Units shall contain a legend giving appropriate notice of the restrictions in the Grant. The Grantee shall be entitled to have the legend removed from the certificate covering the Restricted Units subject to restrictions when all restrictions on such Units have lapsed. The Committee may determine that the Company will not issue certificates for Restricted Units until all restrictions on such Units have lapsed, or that the Company will retain possession of certificates for Restricted Units until all restrictions on such Units have lapsed.

          (e)  Right to Vote and to Receive Dividends.  Unless the Committee
               --------------------------------------
determines otherwise, during the Restriction Period, the Grantee shall have the right to vote Restricted Units and to receive any dividends or other distributions paid on such Units, subject to any restrictions deemed appropriate by the Committee.

          (f)  Lapse of Restrictions.  All restrictions imposed on Restricted
               ---------------------
Units shall lapse upon the expiration of the applicable Restriction Period and the satisfaction of all conditions imposed by the Committee. The Committee may determine, as to any or all Restricted Unit Grants, that the restrictions shall lapse without regard to any Restriction Period.

     7.   Unit Appreciation Rights
          ------------------------

          (a)  General Requirements.  The Committee may grant unit appreciation
               --------------------
rights ("UARs") to an Employee, Non-Employee Director or Key Advisor separately or in tandem with any Option (for all or a portion of the applicable Option). Tandem UARs may be granted either at the time the Option is granted or at any time thereafter while the Option remains outstanding; provided, however, that, in the case of an Incentive Stock Option, UARs may be granted only at the time of the Grant of the Incentive Stock Option. The Committee shall establish the base amount of the UAR at the time the UAR is granted. Unless the Committee determines otherwise, the base amount of each UAR shall be equal to the per Unit Exercise Price of the related Option or, if there is no related Option, the Fair Market Value of a Unit as of the date of Grant of the UAR.

          (b)  Tandem UARs.  In the case of tandem UARs, the number of UARs
               -----------
granted to a Grantee that shall be exercisable during a specified period shall not exceed the number of Units that the Grantee may purchase upon the exercise of the related Option during such period. Upon the exercise of an Option, the UARs relating to the Units covered by such Option shall terminate. Upon the exercise of UARs, the related Option shall terminate to the extent of an equal number of Units.

          (c)  Exercisability.  An UAR shall be exercisable during the period
               --------------
specified by the Committee in the Grant Instrument and shall be subject to such vesting and other restrictions as may be specified in the Grant Instrument. The Committee may accelerate the exercisability of any or all outstanding UARs at any time for any reason. UARs may only be exercised while the Grantee is employed by the Company or during the applicable period after termination of employment as described in Section 5(e). A tandem UAR shall be exercisable only during the period when the Option to which it is related is also exercisable.
No UAR may be exercised for cash by an executive officer or director of the Company or any of its subsidiaries who is subject to Section 16 of the Exchange Act, except in accordance with Rule 16b-3 under the Exchange Act.

          (d)  Value of UARs.  When a Grantee exercises UARs, the Grantee shall
               -------------
receive in settlement of such UARs an amount equal to the value of the stock appreciation for the number of UARs exercised, payable in cash, Units or a combination thereof. The stock appreciation for a UAR is the amount by which the Fair Market Value of the underlying Unit on the date of exercise of the UAR exceeds the base amount of the UAR as described in Subsection (a).

          (e)  Form of Payment.  The Committee shall determine whether the
               ---------------
appreciation in a UAR shall be paid in the form of cash, Units, or a combination of the two, in such proportion as the Committee deems appropriate. For purposes of calculating the number of Units to be received, Units shall be valued at their Fair Market Value on the date of exercise of the UAR. If Units are to be received upon exercise of a UAR, cash shall be delivered in lieu of any fractional Unit.

     8.   Performance Units
          -----------------

          (a)  General Requirements.  The Committee may grant performance units
               --------------------
("Performance Units") to an Employee or Key Advisor. Each Performance Unit shall represent the right of the Grantee to receive an amount based on the value of the Performance Unit, if performance goals established by the Committee are met. A Performance Unit shall be based on the Fair Market Value of a Unit or on such other measurement base as the Committee deems appropriate. The Committee shall determine the number of Performance Units to be granted and the requirements applicable to such Units.

          (b)  Performance Period and Performance Goals.  When Performance Units
               ----------------------------------------
are granted, the Committee shall establish the performance period during which performance shall be measured (the "Performance Period"), performance goals applicable to the Units ("Performance Goals"), and such other conditions of the Grant as the Committee deems appropriate. Performance Goals may relate to the financial performance of the Company or its operating units, the performance of Units, individual performance, or such other criteria as the Committee deems appropriate.

          (c)  Payment with respect to Performance Units.  At the end of each
               -----------------------------------------
Performance Period, the Committee shall determine to what extent the Performance Goals and other conditions of the Performance Units have been met and the amount, if any, to be paid with respect to the Performance Units. Payments with respect to Performance Units shall be made in cash, in Units, or in a combination of the two, as determined by the Committee.

          (d)  Requirement of Employment.  If the Grantee ceases to be employed
               -------------------------
by the Company (as defined in Section 5(e)(v)(B)) during a Performance Period, or if other conditions established by the Committee are not met, the Grantee's Performance Units shall be forfeited. The Committee may, however, provide for complete or partial exceptions to this requirement as it deems appropriate.

     9.   Qualified Performance-Based Compensation.
          ----------------------------------------

          (a)  Designation as Qualified Performance-Based Compensation.  The
               -------------------------------------------------------
Committee may determine that Performance Units or Restricted Units granted to an Employee shall be considered "qualified performance-based compensation" under section 162(m) of the Code. The provisions of this Section 9 shall apply to Grants of Performance Units and Restricted Units that are to be considered "qualified performance-based compensation" under section 162(m) of the Code.

          (b)  Performance Goals.  When Performance Units or Restricted Units
               -----------------
that are to be considered "qualified performance-based compensation" are granted, the Committee shall establish in writing (i) the objective performance goals that must be met in order for restrictions on the Restricted Units to lapse or amounts to be paid under the Performance Units, (ii) the Performance Period during which the performance goals must be met, (iii) the threshold, target and maximum amounts that may be paid if the performance goals are met, and (iv) any other conditions, including without limitation provisions relating to death, disability, other termination of employment or Reorganization, that the Committee deems appropriate and consistent with the Plan and section 162(m) of the Code. The performance goals may relate to the Employee's business unit or the performance of the Company and its subsidiaries as a whole, or any combination of the foregoing. The Committee shall use objectively determinable performance goals based on one or more of the following criteria: Unit price, earnings per Unit, net earnings, operating earnings, return on assets, shareholder return, return on equity, growth in assets, unit volume, sales, market share, or strategic business criteria consisting of one or more objectives based on meeting specific revenue goals, market penetration goals, geographic business expansion goals, cost targets or goals relating to acquisitions or divestitures.

          (c)  Establishment of Goals.  The Committee shall establish the
               ----------------------
performance goals in writing either before the beginning of the Performance Period or during a period ending no later than the earlier of (i) 90 days after the beginning of the Performance Period or (ii) the date on which 25% of the Performance Period has been completed, or such other date as may be required or permitted under applicable regulations under section 162(m) of the Code. The performance goals shall satisfy the requirements for "qualified performance-based compensation," including the requirement that the achievement of the goals be substantially uncertain at the time they are established and that the goals be established in such a way that a third party with knowledge of the relevant facts could determine whether and to what extent the performance goals have been met. The Committee shall not have discretion to increase the amount of compensation that is payable upon achievement of the designated performance goals.

          (d)  Maximum Payment.  If Restricted Units, or Performance Units
               ---------------
measured with respect to the fair market value of the Company's Units, are granted, not more than 2,500,000 Units may be granted to an Employee under the Performance Units or Restricted Units for any Performance Period. If Performance Units are measured with respect to other criteria, the maximum amount that may be paid to an Employee with respect to a Performance Period is $2,000,000.

          (e)  Announcement of Grants.  The Committee shall certify and announce
               ----------------------
the results for each Performance Period to all Grantees immediately following the announcement of the Company's financial results for the Performance Period. If and to the extent that the Committee does not certify that the performance goals have been met, the grants of Restricted Units or Performance Units for the Performance Period shall be forfeited.

     10.  Withholding of Taxes
          --------------------

          (a)  Required Withholding.  All Grants under the Plan shall be subject
               --------------------
to applicable federal (including FICA), state and local tax withholding requirements. The Company shall have the right to deduct from all Grants paid in cash, or from other wages paid to the Grantee, any federal, state or local taxes required by law to be withheld with respect to such Grants. In the case of Options and other Grants paid in Units, the Company may require the Grantee or other person receiving such Units to pay to the Company the amount of any such taxes that the Company is required to withhold with respect to such Grants, or the Company may deduct from other wages paid by the Company the amount of any withholding taxes due with respect to such Grants.

          (b)  Election to Withhold Units.  If the Committee so permits, a
               --------------------------
Grantee may elect to satisfy the Company's income tax withholding obligation with respect to an Option, UAR, Restricted Units or Performance Units paid in Company Units by having Units withheld up to an amount that does not exceed the Grantee's maximum marginal tax rate for federal (including FICA), state and local tax liabilities. The election must be in a form and manner prescribed by the Committee and shall be subject to the prior approval of the Committee.

     11.  Transferability of Grants
          -------------------------

          (a) Except as provided in Section 11(b), only the Grantee may exercise rights under a Grant during the Grantee's lifetime. A Grantee may not transfer those rights except by will or by the laws of descent and distribution. When a Grantee dies, the personal representative or other person entitled to succeed to the rights of the Grantee ("Successor Grantee") may exercise such rights. A Successor Grantee must furnish proof satisfactory to the Company of his or her right to receive the Grant under the Grantee's will or under the applicable laws of descent and distribution.

          (b)  Transfer of Nonqualified Options. The Committee may provide, in a
               --------------------------------
Grant Instrument, that a Grantee may transfer Nonqualified Options to family members or other persons or entities according to such terms as the Committee may determine; provided that the Grantee receives no consideration for the transfer of an Option and the transferred Option shall continue to be subject to the same terms and conditions as were applicable to the Option immediately before the transfer.

     12.  Right of First Refusal
          ----------------------

     Prior to a Public Offering, as defined in Section 23(c), if at any time an individual desires to sell, encumber, or otherwise dispose of Units distributed to him under this Plan, the individual shall first offer the Units to the Company by giving the Company written notice disclosing: (a) the name of the proposed transferee of the Units; (b) the certificate number and number of Units proposed to be transferred or encumbered; (c) the proposed price; (d) all other terms of the proposed transfer; and (e) a written copy of the proposed offer. Within 30 days after receipt of such notice, the Company shall have the option to purchase all or part of such Units at the same price and on the same terms as contained in such notice.

     In the event the Company (or a shareholder, as described below) does not exercise the option to purchase Units, as provided above, the individual shall have the right to sell, encumber or otherwise dispose of his Units on the terms of the transfer set forth in the written notice to the Company, provided such transfer is effected within 30 days after the expiration of the option period. If the transfer is not effected within such period, the Company must again be given an option to purchase, as provided above.

     The Board, in its sole discretion, may waive the Company's right of first refusal pursuant to this Section 12 and the Company's repurchase right pursuant to Section 13 below. If the Company's right of first refusal or repurchase right is so waived, the Board may, in its sole discretion, pass through such right to the remaining members of the Company in the same proportion that each shareholder's Unit ownership bears to the Unit ownership of all the members of the Company, as determined by the Board. To the extent that a shareholder has been given such right and does not purchase his or her allotment, the other members shall have the right to purchase such allotment on the same basis.

     On and after a Public Offering, the Company shall have no further right to purchase Units under this Section 12 and Section 13 below, and its limitations shall be null and void.

     Notwithstanding the foregoing, the Committee may require that a Grantee execute a shareholder's agreement, with such terms as the Committee deems appropriate, with respect to any Unit distributed pursuant to this Plan. Such agreement may provide that the provisions of this Section 12 and Section 13 below shall not apply to such Units.

     13.  Purchase by the Company
          -----------------------

     Unless otherwise determined by the Board or Committee at or after grant, in the event of the Optionee's termination of employment or performance of services for the Company, the Company shall have the right to repurchase all Units issued or to be issued to the Optionee under this Plan at Fair Market Value but not less than the Optionee's cost. In the event that the Board or Committee determines in good faith that the Optionee has materially breached any non-compete or confidentiality agreement with the Company after termination of his or her status as an Employee or Consultant, the price at which the Company shall have the right to repurchase such Units shall be equal to the exercise price or purchase price paid by the Optionee. Any repurchase shall be made in accordance with accounting rules to avoid adverse accounting treatment.

     The Company's right to repurchase shall be exercisable at any time within one year after the date of Optionee's termination of employment or performance of service by the delivery of written notice by the Company to such effect to the Optionee, his executor, administrator or beneficiaries. Within 30 days after receipt of such notice, the Optionee, his executor, administrator or beneficiaries shall deliver a certificate or certificates for the shares being sold, together with appropriate duly signed stock powers transferring such shares to the Company, and the Company shall deliver to the Optionee, his executor, administrator or beneficiaries the Company's check in the amount of the purchase price for the shares being sold.

     14.  Reorganization of the Company.
          ------------------------------

          (a)  Reorganization.  As used herein, a "Reorganization" shall be
               ---------------
deemed to have occurred if the members of the Company approve (or, if shareholder approval is not required, the Board approves) an agreement providing for (i) the merger or consolidation of the Company with another corporation where the members of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, Units entitling such members to more than 50% of all votes to which all members of the surviving corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote), (ii) the sale or other disposition of all or substantially all of the assets of the Company, or (iii) a liquidation or dissolution of the Company.

          (b)  Assumption of Grants.  Upon a Reorganization where the Company is
               --------------------
not the surviving corporation (or survives only as a subsidiary of another corporation), unless the Committee determines otherwise, all outstanding Options and UARs that are not exercised shall be assumed by, or replaced with comparable options or rights by, the surviving corporation.

          (c)  Other Alternatives.  Notwithstanding the foregoing, in the event
               ------------------
of a Reorganization, the Committee may take one or both of the following actions: the Committee may (i) require that Grantees surrender their outstanding Options and UARs in exchange for a payment by the Company, in cash or Units as determined by the Committee, in an amount equal to the amount by which the then Fair Market Value of the Units subject to the Grantee's unexercised Options and UARs exceeds the Exercise Price of the Options or the base amount of the UARs, as applicable, or (ii) after accelerating all vesting and giving Grantees an opportunity to exercise their outstanding Options and UARs, terminate any or all unexercised Options and UARs at such time as the Committee deems appropriate. Such surrender or termination shall take place as of the date of the Reorganization or such other date as the Committee may specify.

          (d)  Limitations.  Notwithstanding anything in the Plan to the
               -----------
contrary, in the event of a Reorganization, the Committee shall not have the right to take any actions described in the Plan (including without limitation actions described in Subsection (b) above) that would make the Reorganization ineligible for pooling of interests accounting treatment or that would make the Reorganization ineligible for desired tax treatment if, in the absence of such right, the Reorganization would qualify for such treatment and the Company intends to use such treatment with respect to the Reorganization.

     15.  Change of Control of the Company.
          ---------------------------------

          (a) As used herein, a "Change of Control" shall be deemed to have occurred if:

               (i) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) other than Safeguard Scientifics, Inc. or any of its subsidiaries or affiliates becomes a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing a majority of the voting power of the then outstanding securities of the Company except where the acquisition is approved by the Board; or

               (ii) Any person has commenced a tender offer or exchange offer for a majority of the voting power of the then outstanding Units of the Company.

          (b)  Notice and Acceleration.  Upon a Change of Control, to the extent
              ------------------------
the

Committee in its sole discretion determines, (i) the Company shall provide each Grantee with outstanding Grants written notice of such Change of Control,
(ii) all outstanding Options and UARs shall automatically accelerate and become fully exercisable, (iii) the restrictions and conditions on all outstanding Restricted Units shall immediately lapse, and (iv) Grantees holding Performance Units shall receive a payment in settlement of such Performance Units, in an amount determined by the Committee, based on the Grantee's target payment for the Performance Period and the portion of the Performance Period that precedes the Change of Control.

          (c)  Other Alternatives.  Notwithstanding the foregoing, subject to
               ------------------
subsection (d) below, in the event of a Change of Control, the Committee may take one or both of the following actions: the Committee may (i) require that Grantees surrender their outstanding Options and UARs in exchange for a payment by the Company, in cash or Units as determined by the Committee, in an amount equal to the amount by which the then Fair Market Value of the Units subject to the Grantee's unexercised Options and UARs exceeds the Exercise Price of the Options or the base amount of the UARs, as applicable, or (ii) after giving Grantees an opportunity to exercise their outstanding Options and UARs, terminate any or all unexercised Options and UARs at such time as the Committee deems appropriate. Such surrender or termination shall take place as of the date of the Change of Control or such other date as the Committee may specify.

          (c)  Committee.  The Committee making the determinations under this
               ---------
Section 15 following a Change of Control must be comprised of the same members as those on the Committee immediately before the Change of Control. If the Committee members do not meet this requirement, the automatic provisions of Subsection (b) of this Section shall apply in the case of such a Change of Control, and the Committee shall not have discretion to vary them.

          (d)  Limitations.  Notwithstanding anything in the Plan to the
               -----------
contrary, in the event of a Change of Control, the Committee shall not have the right to take any actions described in the Plan (including without limitation actions described in Subsection (c) above) that would make the Change of Control ineligible for pooling of interests accounting treatment or that would make the Change of Control ineligible for desired tax treatment if, in the absence of such right, the Change of Control would qualify for such treatment and the Company intends to use such treatment with respect to the Change of Control.

     16.  Requirements for Issuance or Transfer of Units
          ----------------------------------------------

          (a)  Shareholder's Agreement.  The Committee may require that a
               -----------------------
Grantee execute a shareholder's agreement, with such terms as the Committee deems appropriate, with respect to any Units distributed pursuant to this Plan.

          (b)  Limitations on Issuance or Transfer of Units.  No Units shall be
               --------------------------------------------
issued or transferred in connection with any Grant hereunder unless and until all legal requirements applicable to the issuance or transfer of such Units have been complied with to the satisfaction of the Committee. The Committee shall have the right to condition any Grant made to any Grantee hereunder on such Grantee's undertaking in writing to comply with such restrictions on his or her subsequent disposition of such Units as the Committee shall deem necessary or advisable as a result of any applicable law, regulation or official interpretation thereof, and certificates representing such Units may be legended to reflect any such restrictions. Certificates representing Units issued or transferred under the Plan will be subject to such stop-transfer orders and other restrictions as may be required by applicable laws, regulations and interpretations, including any requirement that a legend be placed thereon.

     17.  Amendment and Termination of the Plan
          -------------------------------------

          (a)  Amendment. The Board may amend or terminate the Plan at any time.
               ---------

          (b)  Termination of Plan.  The Plan shall terminate on the day
               -------------------
immediately preceding the tenth anniversary of its effective date, unless the Plan is terminated earlier by the Board or is extended by the Board with the approval of the members.

          (c)  Termination and Amendment of Outstanding Grants. A termination or
               -----------------------------------------------
amendment of the Plan that occurs after a Grant is made shall not materially impair the rights of a Grantee unless the Grantee consents. The termination of the Plan shall not impair the power and authority of the Committee with respect to an outstanding Grant. Whether or not the Plan has terminated, an outstanding Grant may be terminated or amended in accordance with the Plan or may be amended by agreement of the Company and the Grantee consistent with the Plan.

          (d)  Governing Document.  The Plan shall be the controlling document.
               ------------------
No other statements, representations, explanatory materials or examples, oral or written, may amend the Plan in any manner. The Plan shall be binding upon and enforceable against the Company and its successors and assigns.

     18.  Funding of the Plan
          -------------------

     This Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Grants under this Plan. In no event shall interest be paid or accrued on any Grant, including unpaid installments of Grants.

     19.  Rights of Participants
          ----------------------

     Nothing in this Plan shall entitle any Employee, Non-Employee Director, Key Advisor or other person to any claim or right to be granted a Grant under this Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any individual any rights to be retained by or in the employ of the Company or any other employment rights.

     20.  No Fractional Units
          -------------------

     No fractional Units shall be issued or delivered pursuant to the Plan or any Grant. The Committee shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional Units or whether such fractional Units or any rights thereto shall be forfeited or otherwise eliminated.

     21.  Headings
          --------

     Section headings are for reference only. In the event of a conflict between a title and the content of a Section, the content of the Section shall control.

     22.  Effective Date of the Plan; Definition of Terms.
          -----------------------------------------------

          (a)  Effective Date.  The Plan shall be effective on October 2, 1998.
               --------------

          (b)  Reporting Company.  The provisions of the Plan that refer to the
               -----------------
Company becoming a Reporting Company, or that refer to, or are applicable to persons subject to, Section 16 of the Exchange Act or section 162(m) of the Code, shall be effective, if at all, upon the initial registration of the Units under Section 12(g) of the Exchange Act, and shall remain effective thereafter for so long as such Units are so registered.

          (c)  Public Offering.  All references in the Plan to a Public Offering
               ---------------
shall refer to the consummation of the first registered public offering of Units of the Company in a firm commitment underwriting.

     23.  Miscellaneous
          -------------

          (a)  Grants in Connection with Corporate Transactions and Otherwise.
               --------------------------------------------------------------
Nothing contained in this Plan shall be construed to (i) limit the right of the Committee to make Grants under this Plan in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation, firm or association, including Grants to employees thereof who become Employees of the Company, or for other proper corporate purposes, or
(ii) limit the right of the Company to grant stock options or make other awards outside of this Plan; provided, that the total number of Units issuable upon exercise of all outstanding options shall not exceed 30% of the then outstanding Units of the Company unless approved by a two-thirds vote of the members. Without limiting the foregoing, the Committee may make a Grant to an employee of another corporation who becomes an Employee by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company or any of its subsidiaries in substitution for a stock option or restricted unit grant made by such corporation. The terms and conditions of the substitute grants may vary from the terms and conditions required by the Plan and from those of the substituted stock incentives. The Committee shall prescribe the provisions of the substitute grants.

          (b)  Compliance with Law.  The Plan, the exercise of Options and UARs
               -------------------
and the obligations of the Company to issue or transfer Units under Grants shall be subject to all applicable laws and to approvals by any governmental or regulatory agency as may be required. With respect to persons subject to
Section 16 of the Exchange Act, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act. The Committee may revoke any Grant if it is contrary to law or modify a Grant to bring it into compliance with any valid and mandatory government regulation. The Committee may also adopt rules regarding the withholding of taxes on payments to Grantees. The Committee may, in its sole discretion, agree to limit its authority under this Section.

          (c)  Governing Law.  The validity, construction, interpretation and
               -------------
effect of the Plan and Grant Instruments issued under the Plan shall exclusively be governed by and determined in accordance with the law of the State of Delaware.